UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2008

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The updated road show materials related to the previously-announced transaction contemplated by that certain Equity Purchase Agreement (the “Purchase Agreement”), dated as of July 1, 2008, by and among Hicks Acquisition Company I, Inc., a Delaware Corporation (“Hicks Acquisition”), Graham Packaging Holdings Company, a Pennsylvania limited partnership (the “Company”), and the other parties signatory thereto, prepared for certain existing and potential securityholders of Hicks Acquisition, are attached hereto as Exhibit 99.1.

In connection with the transactions contemplated by the Purchase Agreement, GPC Capital Corp. II, which will be renamed Graham Packaging Company and own all of the Company’s assets upon consummation of the transactions, will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Hicks Acquisition and that will constitute a prospectus of the Company. Hicks Acquisition will mail the proxy statement/prospectus to its stockholders. Before making any voting decision, Hicks Acquisition investors and security holders are urged to read the proxy statement/prospectus regarding the transaction when it becomes available because it will contain important information. Hicks Acquisition stockholders may obtain copies of all documents filed with the SEC regarding the transaction, free of charge, at the SEC’s website (www.sec.gov) or by directing a request to Hicks Acquisition at 100 Crescent Court, Suite 1200, Dallas, TX 75201 or by contacting Hicks Acquisition at (214) 615-2300.

The Company and its officers and directors may be deemed participants in the solicitation of proxies from Hicks Acquisition’s stockholders in favor of the approval of the transaction. Information concerning the Company’s directors and executive officers is set forth in the publicly filed documents of the Company. Hicks Acquisition’s stockholders may obtain more detailed information regarding the direct and indirect interests of the Company and its directors and executive officers in the acquisition by reading the preliminary proxy statement/prospectus and definitive proxy statement/prospectus regarding the transaction, which will be filed with the SEC.

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning the Company’s possible or assumed future results of operations. These statements often include words such as “approximate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Important factors that could cause actual results to differ materially from the Company’s expectations include, without limitation:

•	uncertainties as to the timing of the transaction;

•	approval of the transaction by Hicks Acquisition’s stockholders;

•	the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals;

•	costs related to the transaction;

•	the competitive environment in the industry in which the Company operates;

•	the diversion of management time on transaction-related issues;

•	general economic conditions such as inflation or recession;

•	the Company’s ability to maintain margins due to future increases in commodity prices;

•	the Company’s loss of large customers;

•	operating the Company as a public company;

•	the Company’s continuing net losses;

•	the terms of the Company’s debt instruments restrict the manner in which the Company conducts its business and may limit the Company’s ability to implement elements of its business strategy;

•	the Company’s indebtedness could adversely affect the Company’s cash flow;

•	despite the Company’s current levels of indebtedness, the Company may incur additional debt in the future, which could increase the risks associated with the Company’s leverage;

•	the Company’s recovery of the carrying value of its assets;

•	the Company’s exposure to fluctuations in resin prices and its dependence on resin supplies;

•	risks associated with the Company’s international operations;

•	the Company’s dependence on significant customers and the risk that customers will not purchase the Company’s products in the amounts expected by the Company under their requirements contracts;

•	the majority of the Company’s sales are made pursuant to requirements contracts;

•	a decline in prices of plastic packaging;

•	the Company’s ability to develop product innovations and improve the Company’s production technology and expertise;

•	infringement on the Company’s proprietary technology;

•	sales of the Company’s beverage containers may be affected by cool summer weather;

•	risks associated with environmental regulation and liabilities;

•	the possibility that the Company’s shareholders’ interests will conflict with the Company’s interests;

•	the Company’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services;

•	the Company’s ability to successfully integrate its business with those of other businesses that the Company may acquire;

•	risks associated with a significant portion of the Company’s employees being covered by collective bargaining agreements;

•	market conditions for the Company’s products;

•	the inability to maintain growth rates;

•	the related impact on revenue, net income and fund inflows/outflows; and

•	the Company’s dependence on blow molding equipment providers.

Although the Company believes that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see the Company’s Annual Report on Form 10-K and other filings with the SEC. Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date hereof.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Updated Road Show Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY BCP/GRAHAM HOLDINGS L.L.C., ITS GENERAL PARTNER

Date: July 14, 2008	By:	/s/ Mark S. Burgess
		Name:	Mark S. Burgess
		Title:	Chief Financial Officer, Assistant Treasurer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Updated Road Show Materials